EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DaVita HealthCare Partners Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, James K. Hilger, Interim Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ James K. Hilger
James K. Hilger
Interim Chief Financial Officer and Chief Accounting Officer
November 4, 2015

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.